Anfield Universal Fixed Income Fund

Class A AFLEX

Class A1 AFLMX

Class C AFLKX

Class I AFLIX

Class R AFLRX

A Series of Two Roads Shared Trust

Supplement dated January 26, 2016

to the Prospectus dated February 28, 2015

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The Board of Trustees of Two Roads Shared Trust (the “Trust”) has approved a Plan of Liquidation for Class A1 and Class R shares (each a “Liquidating Share Class” and together, the “Liquidating Share Classes”) of the Anfield Universal Fixed Income Fund (the “Fund”) pursuant to which the Liquidating Share Classes of the Fund will be liquidated (the “Liquidations”) on or about February 1, 2016 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Effective immediately, the Fund will no longer sell Class A1 and Class R shares to new investors or existing shareholders (except through reinvested dividends).

In connection with the Liquidations, any share of a Liquidating Share Class of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities to such Liquidating Share Class. The distribution to shareholders of the liquidation proceeds will occur as soon as practicable, and will be made to all shareholders of record of the relevant Liquidating Share Class of the Fund at the time of the Liquidations. The Fund will bear all expenses in connection with the Liquidations.

For taxable shareholders of each Liquidating Share Class, the automatic redemption of shares of each Liquidating Share Class of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder of each Liquidating Share Class may voluntarily redeem his or her shares of any Liquidating Share Class prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidations.

If you have any questions regarding the Liquidations, please contact the Fund at 1-866-866-4848.

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This Supplement and the existing Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2015, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-866-866-4848.